UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2009

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as Amendment No. 1 to the Current Report on Form 8-K (“Form 8-K”) dated June 4, 2009 and filed by Navistar International Corporation (“Navistar” or the “Company”) under Items 2.01 and 9.01 on June 10, 2009. Amendment No. 1 is being filed to include the required financial information under Item 9.01 as further described below.

As previously disclosed in our Form 8-K, on June 4, 2009, Navistar completed the acquisition of certain assets of Monaco Coach Corporation (“Monaco”). Monaco filed for Chapter 11 bankruptcy relief on March 5, 2009 in the District of Delaware and the transaction was consummated following court approval. The assets purchased by Navistar represented the majority of Monaco’s Motorized Recreational Vehicle and Towable Recreational Vehicle segments.

Monaco was a leading manufacturer of premium, motorized recreational vehicles (“RVs”), as well as towable RVs. Monaco also had businesses within the RV resort industry. In 2008 and into 2009, with global economies, and in particular the U.S., undergoing a period of economic uncertainty and the related financial markets experiencing unprecedented volatility, the banking systems and financial markets were adversely affected, which decimated demand and financing for RVs. The historic run-up in fuel prices during 2008 further resulted in a catastrophic drop in the RV industry, which was at the lowest point in 30 years. Monaco ceased production in December 2008 and subsequently filed voluntary petitions seeking Chapter 11 bankruptcy relief in March 2009.

Under the provisions and guidance of Rule 11-01 of Regulation S-X, the Company concluded that the acquired assets of Monaco constituted a business. Furthermore, the acquisition was considered significant based on the quantitative income test prescribed in Rule 11-01(b) and Rule 1-02(w) of Regulation S-X. Based on the results of the quantitative income test, the Company is required to file full financial statements for Monaco as of their three most recently completed fiscal years, or the fiscal years ended January 3, 2009, December 29, 2007, and December 30, 2006. In addition, the Company is required to file pro forma financial information including balance sheet information as of Navistar’s most recently completed interim period, or the six-months ended April 30, 2009, and income statement information for Navistar’s most recently completed fiscal year and most recently completed interim period, or the fiscal year ended October 31, 2008 and the six-months ended April 30, 2009.

Considering the above described financial distress and ultimate liquidation of Monaco, the Company believes that the required Monaco financial statements as of and for the fiscal year ended January 3, 2009 would not be meaningful or useful to the financial statement user. This financial statement period includes a significant period of time when Monaco operated at a historic low-point in the RV industry with 2008 volumes significantly below the historical industry average, had minimal sales including the sale of inventory at significant discounts to satisfy cash needs, and included significant restructuring and impairment charges. The Company believes that the required financial statements as of and for the fiscal year ended January 3, 2009 would not be indicative of Monaco’s historic performance, nor are those results representative of expected future performance.

The Company further believes that the required pro forma financial information for the six-months ended April 30, 2009 would not be meaningful or useful to the financial statement user. The six-months ended April 30, 2009 includes a significant period of time when Monaco had ceased manufacturing operations, had minimal sales including the sale of inventory at significant discounts to satisfy cash needs, included significant restructuring and impairment charges, and was operating under bankruptcy protection. Because the long-lived assets acquired from Monaco were assigned a value of $1 million through purchase accounting, i) there would be no material pro forma adjustments to reflect depreciation and amortization of acquired assets and ii) any asset impairment that would likely be presented in Monaco’s historical results for this interim period would not have any impact on the interim pro forma results.

Accordingly, the Company is including within this Current Report on Form 8-K/A the 2007 and 2006 audited financial statements of Monaco as included in their Annual Report on Form 10-K for the year ended December 29, 2007 and interim unaudited financial statements as included in their Quarterly Report on Form 10-Q as of and for the nine-month period ended September 27, 2008. The periods of these financial statements represent the most recent periods prior to Monaco’s severe curtailment of operations and resulting liquidation. Monaco has supplemented the interim unaudited financial statements as of and for the nine-month period ended September 27, 2008 with a description of events transpiring since Monaco’s filing of their Quarterly Report on Form 10-Q for the third quarter in Footnote 12 – Subsequent Events.

Within this Current Report on Form 8-K/A, the Company is also filing pro forma financial information based on Navistar’s fiscal year ended October 31, 2008 and Monaco’s financial information for the twelve-month period ended September 27, 2008. The periods of this pro forma financial information represent the most recent periods prior to Monaco’s severe curtailment of operations and resulting liquidation, and more closely align to the Company’s fiscal year-end.

Based on recent performance and market conditions, the Company does not expect the results of the acquired business to be material to Navistar’s near-term future results of operations.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

1)	The audited financial statements of Monaco Coach Corporation with consolidated balance sheets as of December 29, 2007 and December 30, 2006 and consolidated statements of income, stockholders’ equity and cash flows for each of the two years in the period ended December 29, 2007, including the report of the independent registered public accounting firm, are filed as Exhibit 99.1 to this Amendment No.1.

2)	The unaudited financial statements of Monaco Coach Corporation for the nine-months ended September 27, 2008 are filed as Exhibit 99.2 to this Amendment No.1.

(b)	Pro Forma Financial Information

1)	The required pro forma financial information for the year ended October 31, 2008 is filed as Exhibit 99.3 to this Amendment No.1.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited financial statements of Monaco Coach Corporation with consolidated balance sheets as of December 29, 2007 and December 30, 2006 and consolidated statements of income, stockholders’ equity and cash flows for each of the two years in the period ended December 29, 2007

99.2	Unaudited financial statements of Monaco Coach Corporation as of and for the nine-months ended September 27, 2008

99.3	Unaudited pro forma condensed combined financial statements as of and for the year ended October 31, 2008

Forward Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item 1A, Risk Factors, of our Form 10-K for the fiscal year ended October 31, 2008, which was filed on December 30, 2008, and Item 1A, Risk Factors, included within our Form 10-Q for the period ended April 30, 2009, which was filed on June 8, 2009. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: August 19, 2009	/s/ Andrew J. Cederoth
Andrew J. Cederoth
Principal Financial Officer